UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 8, 2020 (May 8, 2020)

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31989	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12120 Sunset Hills Road, Suite 330, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Explanatory Note

As previously disclosed, on March 16, 2020, Internap Corporation (“INAP”) and its affiliates Datagram LLC, Hosting Intellect LLC, Internap Connectivity LLC, SingleHop LLC, Ubersmith, Inc. and Internap Technology Solutions Inc. (collectively with INAP, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York, White Plains Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtor’s Chapter 11 Cases are jointly administered under the caption In re Internap Technology Solutions Inc. et al. The Debtors filed a joint Chapter 11 plan of reorganization and a related disclosure statement with the Bankruptcy Court in accordance with the Bankruptcy Code (the “Plan”). As previously disclosed, on May 5, 2020, the Bankruptcy Court entered an order approving the disclosure statement and confirming the Plan.

On May 8, 2020 (the “Effective Date”), the Plan became effective in accordance with its terms and the Company emerged from the Chapter 11 Cases.  As part of the transactions undertaken pursuant to the Plan, INAP was converted from a Delaware corporation to a Delaware limited liability company (the “Conversion”) and renamed Internap Holding LLC (referred to herein for post-emergence periods as the “Company”).  In connection with the Conversion, the Company entered into that certain Limited Liability Company Agreement (the “LLC Agreement”) and issued common units in accordance with the Plan and LLC Agreement (“Common Units”).

Item 1.01	Entry into a Material Definitive Agreement.

Exit Credit Agreement

On the Effective Date, the Company, certain of its subsidiaries, the lenders party thereto and Wilmington Trust, National Association, as administrative and collateral agent, entered into a Senior Secured Term Loan Credit Agreement (the “Exit Credit Agreement”).

The Exit Credit Agreement provides for, among other things, the conversion and refinance of certain loans under INAP’s DIP Facility (as defined in INAP’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2020) into term loans in an aggregate principal amount of $75.1 million. All term loans under the Exit Credit Agreement bear interest at a rate of either: (i) an applicable base rate plus 9.0% per annum or (ii) LIBOR plus 10.0% per annum.

Use of Proceeds. The proceeds of the Exit Credit Agreement will be used for, among other things: (i) the repayment of all obligations under the DIP Facility, (ii) the payment of  related transaction costs, fees and expenses with respect to the negotiation of agreements and the Company’s exit from the Chapter 11 Cases, (iii) to make other payments in accordance with the approved budget and (iv) for working capital and other general corporate purposes.

Priority and Collateral. The obligations under the Exit Credit Agreement will rank senior in payment to the obligations under the Second Out Term Loan Agreement (as hereinafter defined) and junior or pari passu with obligations under revolving credit facilities that may be established from time to time in a principal amount not to exceed $25.0 million (“Revolving Credit Facilities”) and will be secured by substantially all of the assets of the Company and its subsidiaries party thereto, subject to customary carve-outs.

Affirmative and Negative Covenants.  The Exit Credit Agreement contains certain affirmative and negative covenants, including customary affirmative covenants related to providing financial information, maintaining ordinary business operations and compliance with the obligations of the Plan and customary negative covenants related to incurrence of indebtedness, creation of liens, making of investments, engaging in mergers or combinations, disposal of assets, declaration of dividends and distributions, transaction with affiliates, compliance with leverage ratios and similar covenants.

Events of Default. The Exit Credit Agreement contains certain customary events of default, including payment of interest and loan amounts due, compliance with covenants, events of insolvency or filing for bankruptcy and similar obligations.

Maturity. The loans under the Exit Credit Agreement will mature the earlier of (i) May 8, 2023 and (ii) the date on which the obligations become due and payable, whether by acceleration or otherwise.

The foregoing description of the Exit Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exit Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Second Out Term Loan Credit Agreement

On the Effective Date, the Company, certain of its subsidiaries, the lenders party thereto and Wilmington Trust, National Association, as administrative and collateral agent, entered into a term loan credit agreement (the “Second Out Term Loan Agreement”).

The Second Out Term Loan Agreement provides for, among other things, the conversion and refinance of certain loans under INAP’s Pre-Petition Credit Agreement (as defined therein) into term loans in an aggregate principal amount of up to $225.0 million. All term loans under the Second Term Loan Agreement bear interest at a rate of either: (i) an applicable base rate plus 5.50% per annum or (ii) LIBOR plus 6.50% per annum.  Of the interest rates under the Second Out Term Loan Agreement, LIBOR plus 300 basis points will be payable in cash and the remaining LIBOR plus 350 basis points will be payable in kind, provided, that the Company may elect to pay 200 basis points of the LIBOR plus 300 basis points in cash to instead be payable in kind.

Use of Proceeds. Term loans under the Second Out Term Loan Agreement were incurred by the Company in connection with the Company’s obligations under the Plan to holders of Allowed Existing Loan Claims (as defined in the Plan).

Priority and Collateral. Obligations under the Second Out Term Loan Agreement will rank junior to obligations under the Exit Credit Agreement and Revolving Credit Facilities and will be secured by substantially all of the assets of the Company and its subsidiaries party thereto, subject to customary carve-outs.

Affirmative and Negative Covenants. The Second Out Term Loan Agreement contains certain affirmative and negative covenants, including customary affirmative covenants related to providing financial information, maintaining ordinary business operations and compliance with the Plan and customary negative covenants related to incurrence of indebtedness, creation of liens, making of investments, engaging in mergers or combinations, disposal of assets, declaration of dividends and distributions, transaction with affiliates, compliance with leverage ratios and similar covenants.

Events of Default. The Second Out Term Loan Agreement contains certain customary events of default, including payment of interest and loan amounts due, compliance with covenants, events of insolvency or filing for bankruptcy and similar obligations.

Maturity. The loans under the Second Out Term Loan Agreement will mature the earlier of (i) May 8, 2025, and (ii) the date on which the obligations become due and payable, whether by acceleration or otherwise.

The foregoing description of the Second Out Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Out Term Loan Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Warrant Agreement

On the Effective Date, in accordance with the Plan, the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, entered into the warrant agreement (the “Warrant Agreement”) governing the warrants issued pursuant to the Plan (the “Warrants”).  The Warrants are exercisable for an aggregate of 1,120,836 Common Units at an exercise price of $4.81 per Common Unit, subject to adjustment as described in the Warrant Agreement, and expire on May 8, 2024.  The Warrant Agreement contains certain restrictions on transfer of the Warrants and other customary terms and conditions as set forth therein.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

Equity Interests

Pursuant to the Plan, INAP’s existing common stock, $0.001 par value per share (the “Common Stock”) including stock options to acquire such existing Common Stock, have been cancelled as of the Effective Date. The Company issued Common Units and Warrants to holders of claims and interests entitled to receive such Common Units or Warrants pursuant to the Plan.

Indebtedness

In accordance with the Plan, on the Effective Date, the obligations of the Debtors with respect to the following indebtedness were cancelled and discharged:

●
Senior Secured Super-Priority Debtor-In-Possession Credit Agreement dated as of March 19, 2020 among INAP, the guarantors party thereto, the lenders party thereto and Jefferies Finance LLC, as administrative agent and collateral agent.

●
Credit Agreement dated as of April 6, 2017 among INAP, the guarantors party thereto, the lenders party thereto, Jefferies Finance LLC, as administrative agent and collateral agent, Jefferies Finance LLC and PNC Capital Markets LLC, as joint lead arrangers, PNC Bank, National Association, as syndication agent and as issuing bank, and Jefferies Finance LLC, as documentation agent, sole book manager and as swingline lender.

On the Effective Date, except as otherwise provided in the Plan, the obligations of the Debtors under the foregoing, and any other certificate, equity security, share, note, purchase right, option, warrant, or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of, or ownership interest in, the Debtors, shall be deemed cancelled, surrendered, and discharged as to the Debtors and otherwise satisfied in full and released, and the reorganized Debtors shall not have any continuing obligations thereunder or in any way related thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the headings “Exit Credit Agreement’ and “Second Out Term Loan Credit Agreement” above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

On the Effective Date, the Company issued the following in accordance with the Plan:

●	50,000,000 Common Units to Holders of Allowed Existing Loan Claims (as defined in the Plan); and
●	Warrants to purchase an aggregate of 1,120,836 Common Units to holders of Existing Equity Interests (as defined in the Plan) who granted releases in accordance with the Plan.

The Common Units and Warrants were issued under the Plan pursuant to exemptions from the registration requirements of the Securities Act of 1933 under Section 1145 of the Bankruptcy Code.

As of the Effective Date, there were 50,000,000 Common Units issued and outstanding.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the Plan, the Company’s existing Common Stock, including options, were cancelled on the Effective Date. For further information, see the Explanatory Note and Items 1.02 and 3.02 of this Current Report on Form 8-K, which are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Pursuant to the Plan, Peter D. Aquino, Gary M. Pfeiffer, David B. Potts, Peter J. Rogers, Jr., Lance L. Weaver and Debora J. Wilson ceased to be directors of INAP.

Appointment of Directors

The LLC Agreement provides that the Company will have a seven-person board of directors (the “Board”).  As of the Effective Date, Michael T. Sicoli has been designated as the sole member of the Board.

Except for arrangements relating to the implementation of the Plan, there are no arrangements or understandings between Mr. Sicoli and any other person pursuant to which Mr. Sicoli was selected as a director. The Company is not aware of any transaction in which Mr. Sicoli has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Officer Resignation and Appointment

On May 8, 2020, Peter D. Aquino resigned as Chief Executive Officer of INAP.  In connection with Mr. Aquino’s resignation and following consummation of the Plan, the Company and Mr. Aquino entered into a release agreement (the “Release Agreement”) pursuant to which Mr. Aquino released all claims against the Company and specified related parties and the Company agreed to make payments to Mr. Aquino of (i) $1,652,000 payable in equal installments through December 31, 2020, (ii) $570,000 in lump sum on the second anniversary of Mr. Aquino’s separation date and (iii) $200,000 upon the earliest to occur of (x) the first payroll date in March 2021 (but no later than March 15, 2021) and (y) the consummation of a change of control transaction following Mr. Aquino’s separation date.  The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Release Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02.

On May 8, 2020, Michael T. Sicoli became Chief Executive Officer of the Company.

Mr. Sicoli served as President and Chief Financial Officer of INAP from October 2019 to May 2020.  Prior thereto, Mr. Sicoli served as Chief Financial Officer of GTT Communications Inc. (NYSE: GTT), a publicly-traded provider of cloud networking services to multinational clients from April 2015 to September 2019. Prior to joining GTT, he served as principal of MTS Advisors, LLC, a consulting and advisory services firm he founded in 2013. From 2010 to 2013, he served as Chief Executive Officer of Sidera Networks, a fiber optic service provider that was merged with Lightower Fiber Networks in 2013. From 2005-2010, Mr. Sicoli served as Chief Financial Officer of RCN Corporation, where he reported to Peter Aquino until the go-private transaction in 2010.  Prior to that, Mr. Sicoli held various positions at Nextel Communications, Deloitte Consulting, and Accenture. Mr. Sicoli recently served as a director of Lumos Networks, a fiber-based bandwidth infrastructure and service provider in the Mid-Atlantic region.  Mr. Sicoli holds a Bachelor of Arts in Economics from The College of William and Mary and an MBA from The University of Virginia, Darden Graduate School of Business Administration.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

LLC Agreement

On the Effective Date, to implement the Conversion, INAP filed with the Secretary of State of the State of Delaware a Certificate of Conversion (the “Certificate of Conversion”) and a Certificate of Formation (the “Certificate of Formation”). The full text of the Certificate of Conversion and Certificate of Formation are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

In accordance with the Plan, the LLC Agreement of the Company became effective on the Effective Date. The description of the LLC Agreement set forth below is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed herewith as Exhibit 3.3 and is incorporated by reference into this Item 5.03.

Organization and Duration

The Company, which prior to the Conversion was named Internap Corporation, was converted from a Delaware corporation to a Delaware limited liability company on the Effective Date, and shall continue in existence until the dissolution of the Company in accordance with the terms of the LLC Agreement.

The Company will initially have Common Units issued and authorized for issuance.  Subject to the rights of any outstanding Company securities that may be authorized and issued from time to time after the Effective Date, only Common Units will be entitled to vote on matters presented to the members for approval.

Tax Election

The Company has elected to be treated as a corporation for U.S. federal income tax purposes.

Distribution Rights

The Board shall have sole and absolute discretion regarding the amount and timing of distributions to the members, subject to approval by holders of not less than a majority of the Common Units, and all such distributions shall be made pro rata in accordance with the number of Common Units held by each member.

Authorization to Issue Units

The Company will initially have 57,500,000 Common Units authorized for issuance.  The Company is authorized to issue additional units in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of units), as shall be fixed by the Board, subject to approval by holders of not less than a majority of the Common Units.

If the Company proposes to issue equity securities, subject to specified exceptions, each holder of Common Units shall have the right, but not an obligation, to purchase its pro rata portion of such equity securities.

Transfer Restrictions

The Common Units are subject to specified restrictions on transfer as set forth in the LLC Agreement, including restrictions designed to protect the Company’s net operating loss carryforwards.  In addition to the transfer restrictions, Common Units are subject to certain further transfer obligations, including a right of first offer to certain existing holders, “tag along” obligations and “drag along” obligations.

Registration Rights

Certain holders of Common Units have the ability under the LLC Agreement to cause the Company to file and have declared effective a registration statement for the offering of the Company’s securities.  In the event that there is a public offering of units by the Company, the holders of Common Units generally have the ability to offer and sell their securities along with the Company’s securities.

Member Approval

The LLC Agreement specifies various Company actions that require the separate approval by the members of the Company, in addition to Board approval.

Board of Directors

The business and affairs of the Company shall be managed by or under the direction of the Board.  The number and identities of the directors appointed as of the Effective Time is set forth in Item 5.02 of this Current Report on Form 8-K.

The number of directors and may be increased or decreased from time to time by resolution of the Board, subject to the approval of the members of the Company and the restrictions specified in the LLC Agreement. Certain members have the right to appoint a director for so long as their ownership of Common Units exceeds a specified level.

Duties and Liability

Pursuant to the LLC Agreement, each party to the LLC Agreement broadly waives fiduciary duties and prohibitions on usurping opportunities of the Company, that absent such waiver, may be implied at law or in equity or otherwise owed to another party.  The LLC Agreement also contains broad exculpatory provisions that apply to the members and certain related parties.

In performing its duties, each director shall be entitled to rely in good faith on the provisions of  the LLC Agreement and on information, opinions, reports or statements of one or more officers or employees of any of the Company or its subsidiaries, any attorney, independent accountant or other person employed or engaged by the Company or any of its subsidiaries, or any other person who has been selected with reasonable care by or on behalf of the Company or any of its subsidiaries, in each case, as to matters which such relying person reasonably believes to be within such other person’s professional or expert competence.

Special Meeting

Special meetings of the members of the Company may be called by one or more members who are collectively record holders of 25% or more of the Common Units. Each special meeting shall be held at a time and place determined by the Board on a date not less than 20 days nor more than 60 days after the mailing of notice of the meeting. To call a special meeting, members must deliver to the Company one or more requests in writing stating that the signing members wish to call a special meeting and indicating the general or specific purposes for which the special meeting is to be called.

Action Without a Meeting

Members may take any action required or permitted to be taken at any meeting of the members without a meeting, if members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent in writing or electronic submission; provided, that prompt notice must be given to all members of the taking of corporate action without a meeting when such action is taken by less than unanimous written consent.

Amendment of the LLC Agreement

The LLC Agreement may be amended by holders of at least a majority of the outstanding Common Units, except that no amendment may adversely affect a member relative to other members without such member’s prior written consent and no amendment may amend the Board nomination rights of a member without such member’s consent.

Indemnification

Under the LLC Agreement, in most circumstances, the Company will indemnify any member, director and each officer, manager and director of the Company and its subsidiaries and any other person, to the fullest extent permitted by law from and against any and all liabilities arising out of or related to any act or omission performed or omitted by such person on behalf of the Company if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company.

Item 8.01	Other Events.

Deregistration of INAP Securities

The Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) on May 8, 2020 to deregister the Common Stock, under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act.  Upon filing the Form 15, INAP’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Forward-Looking Statements

Certain statements in this Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often identified by words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “continue,” “could” or “should,” that an “opportunity” exists, that the Company is “positioned” for a particular result, statements regarding the Company’s vision or similar expressions or variations. These statements are based on the beliefs and expectations of the Company’s management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements.

Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors. These risks and other important factors discussed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and the Company’s other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made in this Form 8-K.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Conversion of the Company, dated May 8, 2020

3.2	Certificate of Formation of the Company, dated May 8, 2020

3.3	Limited Liability Company Agreement, dated May 8, 2020

10.1
Senior Secured Term Loan Credit Agreement dated as of May 8, 2020, among the Company, the guarantors from time to time party hereto, the several banks and other financial institutions from time to time party hereto and Wilmington Trust, National Association, as administrative agent for the lenders and as collateral agent

10.2
Second Out Term Loan Credit Agreement dated as of May 8, 2020, among the Company, the guarantors from time to time party hereto, the several banks and other financial institutions from time to time party hereto and Wilmington Trust, National Association, as administrative agent and as collateral agent

10.3	Warrant Agreement, dated May 8, 2020, by and between the Company and American Stock Transfer & Trust Company, LLC

10.4	Release Agreement, dated May 8, 2020 between INAP and Peter Aquino

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: May 8, 2020	By:	/s/ Michael T. Sicoli

Michael T. Sicoli
Chief Executive Officer